UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – December 8, 2011

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices) (Zip code)

(315) 331-7742
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On December 8, 2011, IEC Electronics Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2011.  A copy of the press release is furnished as Exhibit 99.1 to this report.  Also on December 8, 2011, the Company posted on its website certain supplemental financial data for the fourth quarter and fiscal year ended September 30, 2011.  A copy of that information is furnished as Exhibit 99.2 to this report.

The information in this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Neither the filing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report.  The information available at the Company’s Internet address is not part of this report.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release issued by IEC Electronics Corp. dated December 8, 2011
Exhibit 99.2	Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com) on December 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: December 8, 2011	By:	/s/ Susan E. Topel-Samek
Susan E. Topel-Samek
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by IEC Electronics Corp. dated December 8, 2011

Exhibit 99.2	Supplemental financial data posted on the website of IEC Electronics Corp. (www.iec-electronics.com) on December 8, 2011